UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 15, 2010

VISTEON CORPORATION
(Exact name of registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15827 (Commission File Number)	38-3519512 (IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan (Address of Principal Executive Offices)	48111 (Zip Code)
(800) VISTEON
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3

Item 8.01 Other Events.
As previously disclosed, on May 28, 2009, Visteon Corporation and certain of its domestic subsidiaries (collectively, the “Debtors” or “Visteon”) filed voluntary petitions seeking relief pursuant to chapter 11 of Title 11 of the United States Code (“Chapter 11”) in the United States Bankruptcy Court for the District of Delaware (the “Court”) (Consolidated Case No. 09-11786). On March 15, 2010, the Debtors filed with the Court a first amended joint plan of reorganization (the “First Amended Plan”) and a related first amended disclosure statement (the “First Amended Disclosure Statement”) pursuant to Chapter 11. Copies of the First Amended Plan and the First Amended Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively. Visteon’s press release relating to the foregoing also is attached hereto as Exhibit 99.3.
Copies of the First Amended Plan and First Amended Disclosure Statement are also publicly available and may be accessed free of charge at the Debtors’ private website at http://www.kccllc.net/visteon. The information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Form 8-K. The Debtors recommend that its stakeholders refer to the limitations and qualifications included in the First Amended Plan and the First Amended Disclosure Statement, as applicable, with respect to the information contained therein. Information contained in the First Amended Plan and the First Amended Disclosure Statement is subject to change, whether as a result of further amendments to the First Amended Plan, actions of third parties, or otherwise.
Bankruptcy law does not permit solicitation of acceptances of the First Amended Plan until the Court approves the First Amended Disclosure Statement. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the First Amended Plan. The First Amended Plan will become effective only if it receives the requisite creditor approval and if confirmed by the Court. There can be no assurance that the Court will approve the First Amended Disclosure Statement, that the Debtors’ creditors will approve the First Amended Plan, or that the Court will confirm the First Amended Plan.
Item 9.01 Financial Statements and Exhibits
(d)       Exhibits

Exhibit Number	Description
99.1	First Amended Joint Plan of Reorganization, filed March 15, 2010.
99.2	First Amended Disclosure Statement, filed March 15, 2010.
99.3	Press release dated March 15, 2010.

Limitation on Incorporation by Reference
The First Amended Plan and First Amended Disclosure Statement shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the U.S. Securities and Exchange Commission (“SEC”) shall not incorporate the Schedules and Statements or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.
Forward-Looking Statements
This Current Report on Form 8-K and the documents incorporated by reference into this Current Report, as well as other statements made by Visteon may contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, that reflect, when made, Visteon’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to Visteon’s operations and business environment, which may cause the actual results of Visteon to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) the ability of Visteon to continue as a going concern; (ii) the ability of Visteon to operate subject to the terms of the debtor in possession financing; (iii) Visteon’s ability to obtain court approval with respect to motions in the proceedings under chapter 11 of the United States Bankruptcy Code prosecuted by it from time to time; (iv) the ability of Visteon to develop, prosecute, confirm, and consummate one or more plans of reorganization; (v) risks associated with third parties proposing and confirming one or more plans of reorganization; (vi) risks associated with third parties seeking and obtaining the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; (vii) Visteon’s ability to maintain contracts and leases that are critical to its operations; (viii) the potential adverse impact of Visteon’s restructuring on its liquidity or results of operations; (ix) the ability of Visteon to execute its business plans and strategy; (x) the ability of Visteon to attract, motivate, and/or retain key executives and associates; and (xi) increased competition in the automotive parts supply industry. Visteon undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Similarly, these and other factors, including the terms of any plan of reorganization ultimately confirmed, can affect the value of Visteon’s various prepetition liabilities, and securities. Additionally, no assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan or plans of reorganization could result in holders of Visteon’s common stock or claims relating to prepetition liabilities receiving no distribution on account of their interest and cancellation of their interests and their claims. Under certain conditions specified in the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that certain creditors or equity holders do not receive or retain property on account of their claims or equity interests under the plan. In light of the foregoing, Visteon considers the value of the common stock and claims to be highly speculative and such claims or common stock may ultimately be determined to have no value. Accordingly, Visteon urges that appropriate caution be exercised with respect to existing and future investments in Visteon’s common stock or any claims relating to prepetition liabilities.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
March 17, 2010	By:	/s/ William G. Quigley, III
		Name:	William G. Quigley III
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	First Amended Joint Plan of Reorganization, filed March 15, 2010.
99.2	First Amended Disclosure Statement, filed March 15, 2010.
99.3	Press release dated March 15, 2010.